UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2017

VolitionRx Limited

 (Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1 Scotts Road #24-05 Shaw Centre Singapore 228208
(Address of principal executive offices and Zip Code)
+1 (646) 650-1351
(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 2.02.

Results of Operations and Financial Condition.

The following information, including Exhibits 99.1 and 99.2, is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

As previously announced, on March 10, 2017, VolitionRx Limited hosted a conference call discussing its financial results for its quarter and fiscal year ended December 31, 2016.  The conference call was announced by a widely disseminated press release and was made available to the public via audio webcast.  Furnished herewith as Exhibits 99.1 and 99.2 and incorporated by reference herein are copies of the press release and a transcript of the conference call, respectively.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Press Release of VolitionRx Limited, dated March 10, 2017.
99.2	Transcript of Conference Call held on March 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date: March 16, 2017	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of VolitionRx Limited, dated March 10, 2017.
99.2	Transcript of Conference Call held on March 10, 2017.